NEWS RELEASE

The Progressive Corporation	Company Contact:
6300 Wilson Mills Road	Douglas S. Constantine
Mayfield Village, Ohio 44143	(440) 910-3563
http://www.progressive.com	investor_relations@progressive.com

PROGRESSIVE REPORTS JUNE RESULTS

MAYFIELD VILLAGE, OHIO -- July 15, 2021 -- The Progressive Corporation (NYSE:PGR) today reported the following results for June 2021 and the second quarter of 2021:

	June			Quarter
(millions, except per share amounts and ratios; unaudited)	2021	2020	Change	2021	2020	Change
Net premiums written	$3,627.3	$3,201.6	13%	$11,480.3	$10,140.0	13%
Net premiums earned	$3,459.9	$3,023.1	14%	$10,982.3	$9,648.6	14%
Net income	$132.8	$470.9	(72)%	790.1	$1,790.4	(56)%
Per share available to common shareholders	$0.22	$0.80	(72)%	$1.34	$3.04	(56)%
Total pretax net realized gains (losses) on securities	$124.2	$142.9	(13)%	$461.8	$890.8	(48)%
Combined ratio	100.5	86.9	13.6 pts.	96.5	87.7	8.8 pts.
Average diluted equivalent common shares	586.8	587.3	0%	586.8	587.2	0%

On June 1, 2021, we acquired Protective Insurance Corporation and subsidiaries (“Protective”). Therefore, our June 2021 companywide results include, for the first time, the results of Protective, which are predominately included in the Commercial Lines business results throughout the release. Periods prior to June 1, 2021, do not include Protective's results.

	June
(thousands; unaudited)	2021	2020	Change
Policies in Force
Personal Lines
Agency – auto	8,014.2	7,362.5	9%
Direct – auto	9,581.3	8,507.6	13%
Total personal auto	17,595.5	15,870.1	11%
Total special lines	5,211.7	4,790.5	9%
Total Personal Lines	22,807.2	20,660.6	10%
Total Commercial Lines	916.6	775.8	18%
Property business	2,655.5	2,336.1	14%
Companywide Total	26,379.3	23,772.5	11%

Progressive offers personal and commercial insurance throughout the United States. Our Personal Lines business writes insurance for personal autos and special lines products. Our Commercial Lines business writes auto-related primary liability and physical damage insurance, workers’ compensation coverage for the transportation industry, and business-related general liability and property insurance, predominantly for small businesses. Our Property business writes residential property insurance for homeowners, other property owners, and renters.

THE PROGRESSIVE CORPORATION AND SUBSIDIARIES
COMPREHENSIVE INCOME STATEMENT
June 2021
(millions)
(unaudited)

	Current Month	Comments on Monthly Results[1]
Net premiums written	$3,627.3

Revenues:
Net premiums earned	$3,459.9
Investment income	75.9
Net realized gains (losses) on securities:
Net realized gains (losses) on security sales	377.4
Net holding period gains (losses) on securities	(250.7)
Net impairment losses recognized in earnings	(2.5)	Represents write down on our investment in a federal new markets investment tax credit fund.
Total net realized gains (losses) on securities	124.2
Fees and other revenues	54.5
Service revenues	24.9
Total revenues	3,739.4

Expenses:
Losses and loss adjustment expenses	2,772.2
Policy acquisition costs	292.6
Other underwriting expenses	466.4
Investment expenses	2.3
Service expenses	22.7
Interest expense	18.8
Total expenses	3,575.0

Income before income taxes	164.4
Provision for income taxes	31.6	Includes $2.4 million related to the ratable portion of tax benefits related to a federal new markets tax credit fund investment.
Net income	132.8

Other comprehensive income (loss)
Changes in:
Total net unrealized gains (losses) on fixed-maturity securities	(36.2)
Net unrealized losses on forecasted transactions	0.1
Foreign currency translation adjustment	(0.5)
Other comprehensive income (loss)	(36.6)
Total comprehensive income	$96.2

1 See the Monthly Commentary at the end of this release for additional discussion. For a description of our financial reporting and accounting policies, see Note 1 to our 2020 audited consolidated financial statements included in our 2020 Shareholders’ Report, which can be found at www.progressive.com/annualreport.

THE PROGRESSIVE CORPORATION AND SUBSIDIARIES
COMPREHENSIVE INCOME STATEMENTS
June 2021
(millions)
(unaudited)

	Year-to-Date
	2021	2020	% Change
Net premiums written	$23,209.4	$20,011.3	16

Revenues:
Net premiums earned	$21,402.5	$19,079.3	12
Investment income	430.9	485.0	(11)
Net realized gains (losses) on securities:
Net realized gains (losses) on security sales	553.9	575.2	(4)
Net holding period gains (losses) on securities	495.7	(238.0)	(308)
Net impairment losses recognized in earnings	(2.5)	0	NM
Total net realized gains (losses) on securities	1,047.1	337.2	211
Fees and other revenues	341.9	283.0	21
Service revenues	128.3	110.6	16
Total revenues	23,350.7	20,295.1	15

Expenses:
Losses and loss adjustment expenses	15,516.9	11,476.6	35
Policy acquisition costs	1,803.2	1,578.3	14
Other underwriting expenses	2,921.6	2,848.8	3
Policyholder credit expense	0	1,033.4	(100)
Investment expenses	11.9	9.8	21
Service expenses	117.2	100.3	17
Interest expense	112.8	104.4	8
Total expenses	20,483.6	17,151.6	19

Income before income taxes	2,867.1	3,143.5	(9)
Provision for income taxes	597.0	654.0	(9)
Net income	2,270.1	2,489.5	(9)

Other comprehensive income (loss)
Changes in:
Total net unrealized gains (losses) on fixed-maturity securities	(448.5)	630.2	(171)
Net unrealized losses on forecasted transactions	0.5	0.4	25
Foreign currency translation adjustment	(0.5)	0	NM
Other comprehensive income (loss)	(448.5)	630.6	(171)
Total comprehensive income	1,821.6	3,120.1	(42)

NM = Not Meaningful

THE PROGRESSIVE CORPORATION AND SUBSIDIARIES
COMPUTATION OF NET INCOME AND COMPREHENSIVE INCOME PER SHARE
&
INVESTMENT RESULTS
June 2021
(millions – except per share amounts)
(unaudited)

The following table sets forth the computation of per share results:

	Current	Year-to-Date
	Month	2021	2020

Net income	$132.8	$2,270.1	$2,489.5
Less: Preferred share dividends	2.2	13.4	13.4
Net income available to common shareholders	$130.6	$2,256.7	$2,476.1
Per common share:
Basic	$0.22	$3.86	$4.23
Diluted	$0.22	$3.85	$4.22

Comprehensive income	$96.2	$1,821.6	$3,120.1
Less: Preferred share dividends	2.2	13.4	13.4
Comprehensive income attributable to common shareholders	$94.0	$1,808.2	$3,106.7
Per common share:
Diluted	$0.16	$3.08	$5.29

Average common shares outstanding - Basic	584.6	584.7	584.8
Net effect of dilutive stock-based compensation	2.2	2.1	2.3
Total average equivalent common shares - Diluted	586.8	586.8	587.1

The following table sets forth the investment results for the period:
	Current	Year-to-Date
	Month	2021	2020
Fully taxable equivalent (FTE) total return:
Fixed-income securities	0.3%	0.2%	4.6%
Common stocks	0.7%	20.7%	(3.4)%
Total portfolio	0.3%	1.9%	3.9%

Pretax annualized investment income book yield	2.0%	2.0%	2.6%

THE PROGRESSIVE CORPORATION AND SUBSIDIARIES
SUPPLEMENTAL INFORMATION
June 2021
($ in millions)
(unaudited)

Current Month
				Commercial
	Personal Lines Business			Lines	Property	Companywide
	Agency	Direct	Total	Business[1]	Business	Total[2]
Net Premiums Written	$1,317.5	$1,402.5	$2,720.0	$691.7	$212.7	$3,627.3
% Growth in NPW	4%	4%	4%	70%	16%	13%
Net Premiums Earned	$1,307.4	$1,434.9	$2,742.3	$544.4	$169.2	$3,459.9
% Growth in NPE	7%	10%	8%	54%	20%	14%

GAAP Ratios
Loss/LAE ratio	80.0	82.2	81.1	75.5	78.4	80.1
Expense ratio	18.7	20.6	19.7	21.2	29.2[3]	20.4
Combined ratio	98.7	102.8	100.8	96.7	107.6[3]	100.5
Net catastrophe loss ratio[4]			1.7	0.3	5.3	1.6

Actuarial Adjustments[5]
Reserve Decrease/(Increase)
Prior accident years						$(13.7)
Current accident year						6.1
Calendar year actuarial adjustment	$0.1	$0.6	$0.7	$(3.2)	$(5.1)	$(7.6)

Prior Accident Years Development
Favorable/(Unfavorable)
Actuarial adjustment						$(13.7)
All other development						(29.0)
Total development						$(42.7)

Calendar year loss/LAE ratio						80.1
Accident year loss/LAE ratio						78.9

1Includes the indemnity results from the June 1, 2021 acquisition of Protective. Excluding Protective, our Commercial Lines business net premiums written would have grown 59% for the month, compared to June 2020, primarily reflecting significant year-over-year growth in our for-hire transportation business market target and writing our transportation network company business in an additional state for one customer in fiscal June 2021.
2Includes our other indemnity business results, which primarily consists of Protective’s run-off business operations.
3Included in both the expense ratio and combined ratio is 2.8 points of amortization expense predominately associated with the acquisition of a controlling interest in ARX. Excluding these additional expenses, the Property business would have reported an expense ratio of 26.4 and a combined ratio of 104.8.
4Represents catastrophe losses incurred during the period, including the impact of reinsurance, as a percent of net premiums earned. During the month, we incurred catastrophe losses primarily related to thunderstorms, hail, and tornadoes in Illinois.
5Represents adjustments solely based on our normally scheduled actuarial reviews. For our Property business, the actuarial reserving methodology includes changes to catastrophe losses, while the reviews in our vehicle businesses do not include catastrophes.

THE PROGRESSIVE CORPORATION AND SUBSIDIARIES
SUPPLEMENTAL INFORMATION
June 2021
($ in millions)
(unaudited)

Year-to-Date
				Commercial
	Personal Lines Business			Lines	Property	Companywide
	Agency	Direct	Total	Business	Business	Total[1]
Net Premiums Written	$8,784.8	$9,576.8	$18,361.6	$3,780.4	$1,064.5	$23,209.4
% Growth in NPW	8%	11%	10%	62%	16%	16%
Net Premiums Earned	$8,318.5	$9,065.6	$17,384.1	$3,039.6	$974.8	$21,402.5
% Growth in NPE	7%	11%	9%	31%	14%	12%

GAAP Ratios
Loss/LAE ratio	72.2	72.8	72.5	67.9	86.2	72.5
Expense ratio	18.7	21.2	20.0	20.3	29.6[2]	20.5
Combined ratio	90.9	94.0	92.5	88.2	115.8[2]	93.0
Net catastrophe loss ratio[3]			1.6	0.3	28.0	2.6

Actuarial Adjustments[4]
Reserve Decrease/(Increase)
Prior accident years						$(44.2)
Current accident year						18.4
Calendar year actuarial adjustment	$8.1	$(4.1)	$4.0	$(18.2)	$(11.6)	$(25.8)

Prior Accident Years Development
Favorable/(Unfavorable)
Actuarial adjustment						$(44.2)
All other development						(152.8)
Total development						$(197.0)

Calendar year loss/LAE ratio						72.5
Accident year loss/LAE ratio						71.6

1Includes our other indemnity business results, which primarily consists of Protective’s run-off business operations.
2Included in both the expense ratio and combined ratio is 2.9 points of amortization expense predominately associated with the acquisition of a controlling interest in ARX. Excluding these additional expenses, the Property business would have reported an expense ratio of 26.7 and a combined ratio of 112.9.
3Represents catastrophe losses incurred during the period, including the impact of reinsurance, as a percent of net premiums earned.
4Represents adjustments solely based on our normally scheduled actuarial reviews. For our Property business, the actuarial reserving methodology includes changes to catastrophe losses, while the reviews in our vehicle businesses do not include catastrophes.

THE PROGRESSIVE CORPORATION AND SUBSIDIARIES
BALANCE SHEET AND OTHER INFORMATION
(millions - except per share amounts)
(unaudited)

June 2021
CONDENSED GAAP BALANCE SHEET:
Investments, at fair value:
Available-for-sale securities:
Fixed maturities[1] (amortized cost: $42,378.0)	$43,031.0
Short-term investments (amortized cost: $1,710.6)	1,710.6
Total available-for-sale securities	44,741.6
Equity securities:
Nonredeemable preferred stocks (cost: $1,536.2)	1,662.3
Common equities (cost: $1,213.4)	4,538.9
Total equity securities	6,201.2
Total investments[2,3]	50,942.8
Net premiums receivable	9,436.2
Reinsurance recoverables (including $4,464.9 on unpaid loss and LAE reserves)	4,709.1
Deferred acquisition costs	1,360.6
Goodwill and intangible assets	599.2
Other assets	2,776.4
Total assets	$69,824.3

Unearned premiums	$15,555.9
Loss and loss adjustment expense reserves	23,895.6
Other liabilities[2]	6,299.7
Debt	5,397.5
Total liabilities	51,148.7
Shareholders' equity	18,675.6
Total liabilities and shareholders' equity	$69,824.3

Common shares outstanding	585.2
Common shares repurchased - June	0.1
Average cost per common share	$91.50
Book value per common share	$31.07
Trailing 12-month return on average common shareholders' equity
Net income	31.3%
Comprehensive income	28.5%
Net unrealized pretax gains (losses) on fixed-maturity securities	$638.8
Increase (decrease) from May 2021	$(45.8)
Increase (decrease) from December 2020	$(567.8)
Debt-to-total capital ratio	22.4%
Fixed-income portfolio duration	3.1
Weighted average credit quality	AA-
1 As of June 30, 2021, we held certain hybrid securities and recognized a change in fair value of $14.2 million as a realized gain during the period we held these securities.
2 At June 30, 2021, we had $412.1 million of net unsettled security transactions classified in “other liabilities.”
3 Includes $3.3 billion, net of unsettled security transactions, of investments in a consolidated, non-insurance subsidiary of the holding company.

Monthly Commentary
•For the three and six months ended June 30, 2021, our personal auto incurred accident frequency, on a calendar-year basis, increased 47% and 19%, respectively, while severity was up 8% and 6%, compared to the same periods last year, excluding comprehensive coverage. Consistent with our financial objectives, we are taking actions to support our long-standing goal of achieving a calendar year combined ratio of 96 or better.

Events
Our second quarter Investor Relations conference call is currently scheduled to be held on Wednesday, August 4, 2021, at 9:30 a.m. eastern time. The call and live webcast is scheduled to last 90 minutes and will begin with an approximate 45 minute presentation on our Commercial Lines business, followed by a question and answer session with Tricia Griffith, our CEO, and John Sauerland, our CFO. We plan to file our Quarterly Report on Form 10-Q with the SEC on Tuesday, August 3, 2021. If the dates of our events, which are always subject to change, are rescheduled, we will announce the change in a press release as soon as practical and publish it on our investor website. Details regarding access to the teleconference, or any event changes, will be available at:
https://investors.progressive.com/events.

We plan to release July results on Wednesday, August 18, 2021, before the market opens.

About Progressive
The Progressive Group of Insurance Companies makes it easy to understand, buy and use auto insurance. Progressive offers choices so consumers can reach us whenever, wherever and however it's most convenient - online at progressive.com, by phone at 1-800-PROGRESSIVE, on a mobile device or in-person with a local agent.

Progressive provides insurance for personal and commercial autos and trucks, motorcycles, boats, recreational vehicles, and homes; it is the third largest auto insurer in the country, a leading seller of motorcycle and commercial auto insurance, and one of the top 15 homeowners insurance carriers.

Founded in 1937, Progressive continues its long history of offering shopping tools and services that save customers time and money, like Name Your Price®, Snapshot®, and HomeQuote Explorer®.

The Common Shares of The Progressive Corporation, the Mayfield Village, Ohio-based holding company, trade publicly at NYSE:PGR.

Safe Harbor Statement Under the Private Securities Litigation Reform Act of 1995: Investors are cautioned that certain statements in this report not based upon historical fact are forward-looking statements as defined in the Private Securities Litigation Reform Act of 1995. These statements often use words such as “estimate,” “expect,” “intend,” “plan,” “believe,” and other words and terms of similar meaning, or are tied to future periods, in connection with a discussion of future operating or financial performance. Forward-looking statements are based on current expectations and projections about future events, and are subject to certain risks, assumptions and uncertainties that could cause actual events and results to differ materially from those discussed herein. These risks and uncertainties include, without limitation, uncertainties related to:

•our ability to underwrite and price risks accurately and to charge adequate rates to policyholders;
•our ability to establish accurate loss reserves;
•the impact of severe weather, other catastrophe events and climate change;
•the effectiveness of our reinsurance programs;
•the highly competitive nature of property-casualty insurance markets;
•whether we innovate effectively and respond to our competitors’ initiatives;
•whether we effectively manage complexity as we develop and deliver products and customer experiences;
•how intellectual property rights could affect our competitiveness and our business operations;
•whether we adjust claims accurately;
•our ability to maintain a recognized and trusted brand;
•our ability to attract, develop and retain talent and maintain appropriate staffing levels;
•compliance with complex laws and regulations;
•litigation challenging our business practices, and those of our competitors and other companies;
•the impacts of a security breach or other attack involving our computer systems or the systems of one or more of our vendors;
•the secure and uninterrupted operation of the facilities, systems, and business functions that are critical to our business;
•the success of our efforts to develop new products or enter into new areas of business and navigate related risks;
•our continued ability to send and accept electronic payments;
•the possible impairment of our goodwill or intangible assets;
•the performance of our fixed-income and equity investment portfolios;
•the potential elimination of, or change in, the London Interbank Offered Rate;
•our continued ability to access our cash accounts and/or convert securities into cash on favorable terms;
•the impact if one or more parties with which we enter into significant contracts or transact business fail to perform;
•legal restrictions on our insurance subsidiaries’ ability to pay dividends to The Progressive Corporation;
•limitations on our ability to pay dividends on our common shares under the terms of our outstanding preferred shares;
•our ability to obtain capital when necessary to support our business and potential growth;
•evaluations by credit rating and other rating agencies;
•the variable nature of our common share dividend policy;
•whether our investments in certain tax-advantaged projects generate the anticipated returns;
•the impact from not managing to short-term earnings expectations in light of our goal to maximize the long-term value of the enterprise;
•impacts from the outbreak of the novel coronavirus, or COVID-19, and the restrictions put in place to help slow and/or stop the spread of the virus; and
•other matters described from time to time in our releases and publications, and in our periodic reports and other documents filed with the United States Securities and Exchange Commission, including, without limitation, the Risk Factors section of our Annual Report on Form 10-K for the year ending December 31, 2020.

In addition, investors should be aware that generally accepted accounting principles prescribe when a company may reserve for particular risks, including litigation exposures. Accordingly, results for a given reporting period could be significantly affected if and when we establish reserves for one or more contingencies. Also, our regular reserve reviews may result in adjustments of varying magnitude as additional information regarding claims activity becomes known. Reported results, therefore, may be volatile in certain accounting periods.